SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported) : December 27, 2000

                           Commission File No. 0-21955



                                 M&A WEST, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Colorado                                       84-1356427
 -------------------------------                --------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

                583 San Mateo Avenue, San Bruno, California 94066
              ----------------------------------------------------
                    (Address of principal executive offices)


                                 (650) 588-2678
                           --------------------------
                            (Issuer telephone number)

Item 5.     Other Events.

      On December 26, 2000, M&A West, Inc. (the "Company") was informed by its current auditors, Hood & Strong LLP ("Hood & Strong"), that Hood & Strong was withdrawing its audit opinion dated August 3, 2000 for the year ended May 31, 2000. Information has recently been discovered that existed as of the auditor's report, which indicates that the May 31, 2000 financial statements contain material misstatements and must be revised by the Company in order not to be misleading.

Item 7.     Financial Statements and Exhibits

      (c)   Exhibits:
            Exhibits    Description
           -----------  ------------
            20.1        Letter from Hood & Strong LLP


                                   Signatures

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                         M&A WEST, INC.

     December 27, 2000
                                         /s/ Scott Kelly
                                         ---------------------------------------
                                         Scott Kelly
                                         Chairman and Chief Executive Officer

                                         /s/ Sal Censoprano
      December 27, 2000                  ---------------------------------------
                                         Sal Censoprano
                                         Chief Financial Officer and Secretary